Supplement dated August 19, 2015

Supplement to

MUTUAL OF AMERICA INVESTMENT CORPORATION

Statement of Additional Information

Dated May 1, 2015

On August 19, 2015, John R. Greed resigned from the Board of Directors and his position as Chairman, President and Chief Executive Officer of the Investment Company, and the Board of Directors appointed James J. Roth to the Board of Directors and elected him as Chairman, President and Chief Executive Officer of the Investment Company.

On pages 19-20, the description of Mr. Greed’s skills and experience is deleted and replaced with the following entry for Mr. Roth:

“James J. Roth. Mr. Roth is the Senior Executive Vice President and General Counsel of Mutual of America Life Insurance Company, a position he has held since March 2009. Prior to that date, Mr. Roth was the Executive Vice President and Chief Compliance Officer of Mutual of America Life Insurance Company. Mr. Roth is also Chairman, President and CEO of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. Prior to joining Mutual of America in January 2006, Mr. Roth was a Regional Compliance Officer for AmeriChoice, a health insurer. Mr. Roth previously served as a Special Agent of the Federal Bureau of Investigation for 25 years, serving as Chief Counsel of the Bureau’s New York Office for almost 13 years prior to his retirement. He received a B.A. and an M.A. in economics from Fordham University and a J.D. from Fordham University School of Law in 1983. Mr. Roth also currently serves on the Board of the Mutual of America Foundation, serves on the Lawyers Committee for the Inner-City Scholarship Fund, and is an Adjunct Professor of Law at Fordham University School of Law. Mr. Roth brings many years of legal and industry experience and knowledge to the Board.”

On page 23, the entry in the table under the section heading “Interested Directors” for John R. Greed is deleted and replaced with the following entry for James J. Roth:

Name, Age and Address:	Position Held With Fund:	Length of Time Served:	Principal Occupations During Past Five Years:	Number of Portfolios in Fund Complex Overseen by Director:	Other Directorships Held by Director (During Past Five Years):
James J. Roth, age 65	Chairman, President and Chief Executive Officer	Since August 2015	Senior Executive Vice President and General Counsel of Mutual of America since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America since April 2009; Chairman, President and CEO of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015	31	Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation; Respect for Law Alliance

Mr. Roth is considered an “interested person” of the Investment Company because of his position with the Adviser.”

On page 24, the entry in the table under the section heading “Officers” for James J. Roth is deleted.

On page 26, the entry in the table “Dollar Range of Equity Securities in the Funds” for John R. Greed is deleted and replaced with the following entry for James J. Roth:

Fund	James J. Roth
Equity Index	[over $100,000]
All America	None
Small Cap Value	None
Small Cap Growth	None
Mid Cap Value	None
Mid-Cap Equity Index	[over $100,000]
Composite	None
International	None
Money Market	None
Mid-Term Bond	None
Bond	None
Retirement Income	None
2010 Retirement	None
2015 Retirement	None
2020 Retirement	None
2025 Retirement	None
2030 Retirement	None
2035 Retirement	None
2040 Retirement	None
2045 Retirement	None
2050 Retirement	None
Conservative Allocation	None
Moderate Allocation	None
Aggressive Allocation	None
Aggregate Dollar Range of Equity Securities in the Fund	[over $100,000]

Mr. Roth replaces Mr. Greed in all other references to Mr. Greed in the document.